SCHEDULE 14A
                   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant    [X]

Filed by a Party other than the Registrant    [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[X]     Soliciting Material Pursuant to ss. 240.14a-12

                           Mylan Laboratories Inc.
                      ---------------------------------
               (Name of Registrant as Specified In Its Charter)

                      ---------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

       1)  Title of each class of securities to which transaction applies:

       2)  Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4)  Proposed maximum aggregate value of transaction:

       5)  Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:

       2) Form, Schedule or Registration Statement No.:

       3) Filing Party:

       4) Date Filed:

         On July 6, 2005, Mylan Laboratories Inc., a Pennsylvania corporation ("Mylan"), issued a press release announcing the resignations of Patricia A. Sunseri and Stuart A. Williams as directors effective on July 6, 2005 and the decision of Mylan's Board of Directors to reduce its size from eleven to nine directors, effective upon the resignations of Ms. Sunseri and Mr. Williams as directors. A copy of Mylan's press release is attached hereto as Exhibit A.

IN CONNECTION WITH MYLAN'S 2005 ANNUAL MEETING OF SHAREHOLDERS (THE "ANNUAL MEETING"), MYLAN WILL FILE RELEVANT MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), INCLUDING A PRELIMINARY PROXY STATEMENT AND A DEFINITIVE PROXY STATEMENT. INVESTORS AND SECURITY HOLDERS OF MYLAN ARE URGED TO CAREFULLY READ THESE MATERIALS (WHEN THEY BECOME AVAILABLE), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION.

INVESTORS AND SECURITY HOLDERS MAY OBTAIN THESE DOCUMENTS (AND ANY OTHER DOCUMENTS FILED BY MYLAN WITH THE SEC IN CONNECTION WITH THE ANNUAL MEETING) FREE OF CHARGE AT THE SEC'S WEBSITE AT WWW.SEC.GOV. IN ADDITION, THE DOCUMENTS FILED WITH THE SEC BY MYLAN MAY BE OBTAINED FREE OF CHARGE BY DIRECTING SUCH REQUESTS TO: MYLAN LABORATORIES INC., ATTENTION: INVESTOR RELATIONS, 1500 CORPORATE DRIVE, CANONSBURG, PA 15317, OR FROM MYLAN'S WEBSITE AT WWW.MYLAN.COM.

Mylan, its executive officers and its directors may be deemed to be participants in Mylan's solicitation of proxies from shareholders in connection with the Annual Meeting scheduled to be held on October 28, 2005. Information about the executive officers and directors of Mylan and their ownership of Mylan common stock is set forth in the proxy statement for Mylan's 2004 Annual Meeting of Shareholders, which was filed with the SEC on June 28, 2004, and in press releases and Forms 3 and 4 for executive officers who have since joined Mylan, and in Forms 4 filed thereafter.

                                                                     Exhibit A

FOR IMMEDIATE RELEASE
                                         CONTACTS:
                                         Patrick Fitzgerald (Public Relations)
                                         Mylan Laboratories Inc.
                                         724.514.1800

                                         Kris King (Investor Relations)
                                         Mylan Laboratories Inc.
                                         724.514.1800

               MYLAN LABORATORIES ANNOUNCES CHANGES TO INCREASE
                    INDEPENDENCE OF ITS BOARD OF DIRECTORS

PITTSBURGH, PA - July 6, 2005 -- Mylan Laboratories Inc. (NYSE:MYL) today announced the resignations of two senior corporate officers from its Board of Directors as a result of which an overwhelming majority of its Board members are independent.

Stuart A. Williams, Mylan's Chief Legal Officer, and Patricia A. Sunseri, a Senior Vice President of Mylan, have both stepped down from their positions on Mylan's Board, effective today. Upon the resignations of Mr. Williams and Ms. Sunseri as directors, the Board adopted a resolution reducing the size of the Board from eleven to nine directors. Both Mr. Williams and Ms. Sunseri are continuing to serve as officers of Mylan in their current positions.

Milan Puskar, Mylan's Co-founder and Chairman of the Board commented, "Stu and Patricia have been extremely valuable Board members, and have contributed greatly to the success of the Company. Mylan remains committed to maintaining strong corporate governance practices and recognizes that Board independence has become an important consideration for investors. With these changes, the only current executive officer of the Company serving as a director is Mylan's Vice Chairman and Chief Executive Officer, Robert J. Coury."


About Mylan Laboratories
Mylan Laboratories Inc. is a leading pharmaceutical company with three principal subsidiaries, Mylan Pharmaceuticals Inc., Mylan Technologies Inc. and UDL Laboratories, Inc., that develop, license, manufacture, market and distribute an extensive line of generic and proprietary products.

                                     # # #

Additional Information and Where to Find It:

IN CONNECTION WITH MYLAN'S 2005 ANNUAL MEETING OF SHAREHOLDERS (THE "ANNUAL MEETING"), MYLAN WILL FILE RELEVANT MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), INCLUDING A PRELIMINARY PROXY STATEMENT AND A DEFINITIVE PROXY STATEMENT. INVESTORS AND SHAREHOLDERS OF MYLAN ARE URGED TO CAREFULLY READ THESE MATERIALS (IF AND WHEN THEY BECOME AVAILABLE), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION.

INVESTORS AND SHAREHOLDERS MAY OBTAIN THESE DOCUMENTS (AND ANY OTHER DOCUMENTS FILED BY MYLAN WITH THE SEC IN CONNECTION WITH THE ANNUAL MEETING) FREE OF CHARGE AT THE SEC'S WEBSITE AT WWW.SEC.GOV. IN ADDITION, THE DOCUMENTS FILED WITH THE SEC BY MYLAN MAY BE OBTAINED FREE OF CHARGE BY DIRECTING SUCH REQUESTS TO: MYLAN LABORATORIES INC., ATTENTION: INVESTOR RELATIONS, 1500 CORPORATE DRIVE, CANONSBURG, PA 15317, OR FROM MYLAN'S WEBSITE AT WWW.MYLAN.COM.

Mylan, its executive officers and its directors may be deemed to be participants in Mylan's solicitation of proxies from shareholders in connection with the Annual Meeting scheduled to be held on October 28, 2005. Information about the executive officers and directors of Mylan and their ownership of Mylan common stock is set forth in the proxy statement for Mylan's 2004 Annual Meeting of Shareholders, which was filed with the SEC on June 28, 2004, and in press releases and Forms 3 and 4 for executive officers who have since joined Mylan, and in Forms 4 and 5 filed thereafter.

This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of Mylan common stock. The solicitation and the offers to buy Mylan common stock are only made pursuant to a separate offer to purchase and related materials. Mylan has filed a Tender Offer Statement on Schedule TO with the SEC. Shareholders should carefully read the Tender Offer Statement, the offer to purchase, the related letter of transmittal and other related materials because they contain important information, including the various terms and conditions of the offer. The offer to purchase, the related letter of transmittal and certain other documents have been mailed to all holders of Mylan common stock, at no expense to them. The Tender Offer Statement (including the offer to purchase the related letter of transmittal and all other offer documents filed by Mylan with the SEC) are also available at no charge at the SEC's website at www.sec.gov. Shareholders are urged to read these materials carefully prior to making any decision with respect to the tender offer.

Forward-Looking Statements

This press release includes statements that constitute "forward-looking statements", including with regard to the financing and completion of the self tender offer. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Because such statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: prevailing market conditions; changes in economic and financial conditions of the Company's business; other uncertainties and matters beyond the control of management; and the other risks detailed in the Company's periodic filings with the Securities and Exchange Commission. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

Notwithstanding any statement in this press release to the contrary, the safe harbor protections of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with a tender offer.